Parker Hannifin Corporation Quarterly Earnings Release 1 st Quarter FY2012 October 18, 2011 Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; uncertainties surrounding timing, successful completion or integration of acquisitions; ability to realize anticipated cost savings from business realignment activities;
threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law.
Slide 2

Slide 3
Non-GAAP Financial Measures
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 1 st Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments

Slide 5
First Quarter FY12 Highlights
Record 1
st
Quarter Revenue: Q1 Revenues Increased 14.3% Year-
over-Year to $3.2B
All Time Q1 Record Operating
Margin:
Sequential Quarter
Improvement to 16.1%, from 14.8% in Q4 FY11 and 15.5% in Q1
FY11
NA Industrial Achieved record ROS level of 18.5%
All Time Quarterly Net Income Record of $297M
Continued Cost
Control:
Incremental Marginal Return on Sales of
20% for Q1 FY12
Continued Strong Cash
Flow:
Q1 FY12 Operating Cash
Flow/Revenue of 9.6%
Share Repurchases: Repurchased 4.4M Shares for a Total of
$292M
Strong Balance Sheet: Cash Balance Greater than $400M and
Debt/Total Capitalization Metric of 25.8%
Strong End Market
Demand:
Order Improvement of 9% Year-
over-Year.

Slide 6 Financial Highlights Diluted Earnings per Share 1 st Quarter $1.91 $1.79 $1.51 $.00 $.30 $.60 $.90 $1.20 $1.50 $1.80 $2.10 $2.40 Q1 FY12 Q4 FY11 Q1 FY11

Slide 7
Influences on 1
st
Quarter Earnings
Diluted Earnings Per Share Increase Year-over-Year
of $.40 or 26% Primarily Driven By:
Improved Segment Operating Income Moving Margins to
16.1% from 15.5% ($.37 EPS Impact)
Lower Shares Outstanding due to Share Repurchase ($.10
EPS Impact)
Offset by:
Increased Expense Below Segment Operating Income due
to Higher Market-driven Benefit Expense, Offset by
Favorable Currency ($.02 EPS Impact)
Higher Tax Rate due to Fewer Discrete Items in Q1 ‘12
($.04 EPS Impact)

Slide  8
Financial Highlights
Sales – 1
st
Quarter
Dollars in millions
FY2012
%
Change
FY2011
Sales
As reported 3,234 $        14.3% 2,829 $
Acquisitions 22 0.8%
Currency 86 3.0%
Adjusted Sales 3,126 $        10.5%
Operating Margin
As reported 520 $           438 $
% of Sales 16.1% 15.5%
1st Quarter

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2012
%
Change
FY2011
Sales
As reported 1,205 $        13.1% 1,064 $
Acquisitions 11 1.1%
Currency 4 0.4%
Adjusted Sales 1,190 $        11.6%
Operating Margin
As reported 223 $           189 $
% of Sales 18.5% 17.8%
1st Quarter

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2012
%
Change
FY2011
Sales
As reported 1,289 $         17.9% 1,093 $
Acquisitions 10                  0.9%
Currency 77                  7.0%
Adjusted Sales 1,202 $         10.0%
Operating Margin
As reported 208 $            184 $
  % of Sales 16.2% 16.8%
1st Quarter

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2012
%
Change
FY2011
Sales
As reported 498 $            13.9% 437 $
Acquisitions 0                     0.0%
Currency 1                     0.2%
Adjusted Sales 497 $            13.7%
Operating Margin
As reported 69 $               44 $
  % of Sales 13.8% 10.0%
1st Quarter

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2012
%
Change
FY2011
Sales
As reported 242 $            3.3% 235 $
Acquisitions 1                     0.3%
Currency 4                     1.8%
Adjusted Sales 237 $            1.2%
Operating Margin
As reported 20 $               22 $
  % of Sales 8.2% 9.2%
1st Quarter

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month rolling average
SEPT '11 JUN '11 SEPT '10 JUN '10
Total Parker 9% +    15% + 29% +   35% +
Industrial North America 16% + 11% + 31% +   46% +
Industrial International 4% +    18% + 34% +   46% +
Aerospace 14% + 27% + 16% +   3% -
Climate & Industrial Controls 4% -     1% +    23% +   35% +
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Accounts receivable - Inventory - Accounts payable

Slide 15 Strong Cash Flow Cash from Operating Activities 1 st Quarter Cash From Operating Activities Q1 '12 Q1 '11 As Reported $ 309M $123M As Reported % Sales 9.6% 4.3%

Slide 16
Financial Leverage
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
YTD
Debt to Debt Equity
25.8%
Debt to Debt Equity
(20.9% net Debt)
25.8%

Slide 17
FY 2012  Earnings Outlook Assumptions
Segment Sales & Operating Margins
  FY 2012 Sales change versus FY 2011
  Industrial North America 6.5%   --  10.0%
  Industrial International
5.9%   --  9.4%
  Aerospace
7.1%   --  10.1%
  Climate & Industrial Controls
1.1%   --  4.6%
FY 2012 Operating margin percentages
Industrial North America
17.2% -- 17.5%
Industrial International
15.5% -- 15.9%
Aerospace
13.2% -- 13.5%
Climate & Industrial Controls
8.1% -- 8.5%

Slide 18
FY 2012 Earnings Outlook Assumptions
below Operating Margin (+/- 2.0%)
Expenses Below Segment Operating Margin*
$406M at Midpoint
Tax Rate = 28%
*Corporate Admin, Interest and Other Expense (Income)

Slide 19 Earnings Outlook – FY12 Low Midpoint High Diluted Earnings Per Share 7.25 $ 7.55 $ 7.85 $

Slide 20 Questions & Answers... *********** *********** *********** *********

Appendix
Income Statement
1
st
Quarter FY2012
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Slide 22
Income Statement – 1
st
Quarter
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
3,233.9 $  100.0% 2,829.3 $  100.0%
Cost of sales 2,414.5 74.7% 2,137.9 75.6%
Gross profit 819.4 25.3% 691.4 24.4%
S, G & A 386.5 12.0% 333.6 11.8%
Interest expense 23.2 .7% 24.6 .8%
Other (income), net (1.8) (.1)% (3.1) (.1)%
Income before taxes 411.5 12.7% 336.3 11.9%
Income taxes 113.4 3.5% 87.3 3.1%
Net income
298.1 $      9.2% 249.0 $     8.8%
Less: Noncontrolling interests 1.1 $          .0% 1.8 $          .1%
Net income attributable to common
shareholders
297.0 $      9.2% 247.2 $     8.7%
FY 2012 FY 2011